SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 13, 2005 (July 12, 2005)

ProLogis

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12846	74-2604728

(Commission File Number)	(I.R.S. Employer Identification No.)

14100 East 35th Place, Aurora, Colorado 80011
—— —
(Address of Principal Executive Offices) (Zip Code)

(303) 375-9292

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

     On July 13, 2005 (the “Effective Date”), ProLogis issued a press release announcing that John W. Seiple, Jr. (“Seiple”), who currently is ProLogis’ President and Chief Executive Officer of North America, entered into a Separation Agreement with ProLogis. The Separation Agreement provides that Mr. Seiple will retain his current title with ProLogis until the consummation (the “Closing”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 5, 2005, among ProLogis, Palmtree Acquisition Corporation and Catellus Development Corporation. From the Effective Date until the Closing, however, Mr. Seiple will be required to provide only those services, not materially inconsistent with his duties for ProLogis prior to the Effective Date, as expressly requested from time to time by the Chief Executive Officer of ProLogis (the “CEO”). As of the Closing, Mr. Seiple will resign his officer title and responsibilities, but he will remain as an employee of ProLogis through December 31, 2005. Following the Closing and through December 31, 2005, he will only be required, when requested by the CEO, to provide advice relating to, and will be available for consultation regarding, ProLogis’ North American development activities, market trends and integration activities relating to the merger. The CEO may, at any time following the Effective Date, request that Mr. Seiple cease to perform any or all duties for ProLogis and/or that he provide any or all of his duties from a location other than on the premises of ProLogis or any of its affiliates.

     The Separation Agreement provides that, from the Effective Date through December 31, 2005, Mr. Seiple will continue to be paid his base salary as in effect immediately prior to the Effective Date and he will continue to participate in ProLogis’s benefit plans in which he participated immediately prior to the Effective Date, subject to the terms and conditions thereof. In addition, the Separation Agreement provides that Mr. Seiple will be entitled to certain cash payments from ProLogis to be made in January 2006 and the full vesting of performance share awards and equity-based awards (to the extent not previously vested). The payments, rights and benefits under the Separation Agreement are conditioned upon execution by Mr. Seiple of a release of claims against ProLogis and its affiliates in a form specified in an attachment to the Separation Agreement.

     A copy of the press release is attached hereto as Exhibit 99.2, and a copy of the Separation Agreement is attached hereto as Exhibit 10.1. Both of those documents are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On July 12, 2005, ProLogis filed Articles of Amendment (the “Amendment”) of ProLogis’ Amended and Restated Declaration of Trust, as amended and supplemented, with the State Department of Assessments and Taxation of Maryland. The Amendment increases the total number of shares of beneficial interest that ProLogis has authority to issue from 275,000,000 to 375,000,000 shares, including an increase in the number of common shares of beneficial interest that ProLogis has authority to issue to 362,580,000 common shares of beneficial interest. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

     On July 12, 2005, ProLogis also reclassified and designated 2,750,000 unissued Series A junior participating preferred shares of beneficial interest, 1,500,000 unissued Series D cumulative redeemable preferred shares of beneficial interest and 25,450,000 unissued shares of beneficial interest without designation as common shares of beneficial interest pursuant to Articles Supplementary filed on that date with the State Department of Assessments and Taxation of Maryland (the “Articles Supplementary”), which supplemented and amended ProLogis’ Amended and Restated Declaration of Trust, as amended and supplemented. A copy of the Articles Supplementary is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01 Other Events

     ProLogis is restating its audited consolidated financial statements for the year ended December 31, 2004 primarily due to certain provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” that require ProLogis to report the results of operations of a property if it has either been disposed or is classified as held for sale in discontinued operations and meets certain other criteria. Accordingly, ProLogis is restating its audited consolidated financial statements for the year ended December 31, 2004 to reflect five properties that were disposed of during the three months ended March 31, 2005 and met the criteria to be classified as discontinued operations. In addition, ProLogis is restating certain disclosures, in Note 2 to the consolidated financial statements, required by SFAS No. 123, “Accounting for Stock-Based Compensation” related to pro forma net earnings and net earnings per share. ProLogis has also added Note 19 to the consolidated financial statements to disclose the definitive merger agreement that was entered into by ProLogis in June 2005. These restatements affect the classification of reported amounts on ProLogis’ consolidated statements of earnings and certain disclosures in the notes to the consolidated financial statements, but do not change reported net earnings or the financial position of ProLogis. Such restated audited consolidated financial statements are filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

1

Exhibit No.	Description

3.1	Articles of Amendment of Amended and Restated Declaration of Trust of ProLogis, dated as of July 12, 2005

3.2	Articles Supplementary Reclassifying and Designating Shares of Beneficial Interest of ProLogis as Common Shares of Beneficial Interest

10.1	Separation Agreement, dated as of July 13, 2005, between ProLogis and John W. Seiple, Jr.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements and Report of Independent Registered Public Accounting Firm

99.2	Press release dated July 13, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
July 13, 2005	By:	/s/ Edward S. Nekritz
		Name:	Edward S. Nekritz
		Title:	Managing Director and General Counsel

3

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment of Amended and Restated Declaration of Trust of ProLogis, dated as of July 12, 2005

3.2	Articles Supplementary Reclassifying and Designating Shares of Beneficial Interest of ProLogis as Common Shares of Beneficial Interest

10.1	Separation Agreement, dated as of July 13, 2005, between ProLogis and John W. Seiple, Jr.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements and Report of Independent Registered Public Accounting Firm

99.2	Press release dated July 13, 2005